UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21905

First Trust/Aberdeen Emerging Opportunity Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Emerging Opportunity Fund (FEO)
Annual Report
For the Year Ended
December 31, 2021

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or abrdn Inc. (formerly, Aberdeen Standard Investments, Inc.) (“abrdn” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and abrdn are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Letter from the Chairman and CEO
December 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE”
As of December 31, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FEO
Common Share Price	$13.18
Common Share Net Asset Value (“NAV”)	$13.91
Premium (Discount) to NAV	(5.25)%
Net Assets Applicable to Common Shares	$69,416,699
Current Quarterly Distribution per Common Share(1)	$0.3500
Current Annualized Distribution per Common Share	$1.4000
Current Distribution Rate on Common Share Price(2)	10.62%
Current Distribution Rate on NAV(2)	10.06%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (8/28/06) to 12/31/21
Fund Performance(3)
NAV	-5.17%	7.23%	5.40%	7.03%
Market Value	1.27%	9.32%	6.21%	6.34%
Index Performance
Blended Index(4)	-4.47%	5.85%	4.23%	5.71%
Bloomberg Global Emerging Markets Index	-2.57%	4.46%	4.84%	5.94%
FTSE All World Emerging Market Index	0.08%	9.93%	5.97%	6.15%

Fund Allocation	% of Net Assets
Common Stocks	45.1%
Foreign Sovereign Bonds and Notes	40.7
Foreign Corporate Bonds and Notes	19.4
Corporate Bonds and Notes	0.6
Outstanding Loan	(8.4)
Net Other Assets and Liabilities(5)	2.6
Total	100.0%

(1)	Most recent distribution paid or declared through December 31, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of December 31, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index - Global Diversified (32.5%); JPMorgan Government Bond Index - Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
“AT A GLANCE” (Continued)
As of December 31, 2021 (Unaudited)
Credit Quality(6)	% of Total Fixed-Income Investments
AA-	3.2%
A+	1.9
A	1.9
A-	5.6
BBB+	5.3
BBB	16.3
BBB-	2.8
BB+	4.9
BB	14.9
BB-	12.0
B+	6.8
B	11.1
B-	5.9
CCC+	4.0
C	0.3
Not Rated	3.1
Total	100.0%

Top 10 Countries(7)	% of Total Investments
China	14.7%
Russia	9.5
Brazil	8.1
India	7.1
Mexico	6.5
Taiwan	5.5
South Korea	5.0
South Africa	4.9
Indonesia	3.1
Ukraine	2.4
Total	66.8%

Top Ten Holdings	% of Total Investments
Taiwan Semiconductor Manufacturing Co., Ltd.	4.0%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/27	3.7
Samsung Electronics Co., Ltd. (Preference Shares)	3.6
Russian Federal Bond - OFZ, 7.65%, 4/10/30	3.3
Republic of South Africa Government Bond, 9.00%, 1/31/40	3.1
Russian Federal Bond - OFZ, 7.60%, 7/20/22	2.2
Tencent Holdings Ltd.	2.2
Malaysia Government Bond, 3.89%, 3/15/27	2.0
Mexican Bonos, 5.75%, 3/05/26	1.9
Qatar Government International Bond, 4.40%, 4/16/50	1.8
Total	27.8%
Industry Classification	% of Total Investments
Sovereigns	38.8%
Banks	10.3
Semiconductors & Semiconductor Equipment	5.9
Technology Hardware, Storage & Peripherals	3.6
Internet & Direct Marketing Retail	3.2
Interactive Media & Services	2.7
Metals & Mining	2.5
Integrated Oils	2.3
Oil, Gas & Consumable Fuels	1.7
Electrical Equipment	1.6
Electronic Equipment, Instruments & Components	1.6
Insurance	1.4
IT Services	1.4
Chemicals	1.3
Beverages	1.3
Utilities	1.3
Thrifts & Mortgage Finance	1.2
Textiles, Apparel & Luxury Goods	1.1
Power Generation	1.1
Exploration & Production	1.0
Refining & Marketing	0.9
Financial Services	0.9
Specialty Retail	0.9
Life Sciences Tools & Services	0.9
Capital Markets	0.9
Real Estate	0.7
Construction Materials	0.6
Paper & Forest Products	0.6
Industrial Other	0.6
Personal Products	0.5
Household Durables	0.5
Wireless Telecommunications Services	0.5
Automobiles	0.5
Gas Utilities	0.4
Electric Utilities	0.4
Wireline Telecommunications Services	0.4
Entertainment	0.4
Real Estate Management & Development	0.4
Software & Services	0.4
Life Insurance	0.4
Containers & Packaging	0.3
Retail - Consumer Staples	0.3
Railroad	0.3
Transportation & Logistics	0.3
Road & Rail	0.3
Food & Beverage	0.3
Hotels, Restaurants & Leisure	0.3
Oil & Gas Services & Equipment	0.3
Transportation Infrastructure	0.2
Software	0.2
Construction & Engineering	0.1
Total	100.0%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Fixed-income portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
Equity Management Team
Devan Kaloo
Global Head of Public Markets/Global Head of Equities
Joanne Irvine
Deputy Head, Global Emerging Markets Equity
Nick Robinson
Senior Investment Director, Global Emerging Markets Equity
Stephen Parr
Investment Director, Global Emerging Markets Equity
Fixed-Income Management Team
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Investment Director, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Investment Director, Emerging Market Debt

Commentary
First Trust/Aberdeen Emerging Opportunity Fund
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of -5.17% and a market value total return of 1.27% for the 12-month period ended December 31, 2021 compared to the Fund’s Blended Index2 total return of -4.47% over the same period. In addition to the Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the 12-month period ended December 31, 2021 for these indexes were as follows: the Bloomberg Global Emerging Markets Index returned -2.57% and the FTSE All World Emerging Market Index returned 0.08%.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: JPMorgan Emerging Markets Bond Index – Global Diversified (32.5%); JPMorgan Government Bond Index – Emerging Markets Diversified (32.5%); MSCI Emerging Markets Index (35.0%). The Blended Index returns are calculated by using the monthly return of the three indices during the period shown above. At the beginning of each month the three indices are rebalanced to a 32.5%, 32.5%, and 35.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for the period shown above, giving the performance for the Blended Index for the period shown above.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021 (Unaudited)
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Market Value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Global Emerging Markets Index, the FTSE All World Emerging Market Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Fixed Income Commentary
Market Recap
Emerging market (“EM”) debt performance was negative in 2021 with local markets underperforming the U.S. Dollar (“USD”) market. The weakness was due to a number of factors, namely higher inflation leading to the market repricing U.S. treasuries with the expectation of more aggressive hikes in 2022 and the early removal of quantitative easing. The rise of inflation in a number of EM countries resulted in several EM central banks hiking their domestic policy rates resulting in local bond market yields reaching levels not seen since the 2014/15 taper tantrum. The USD was also stronger during 2021 which meant EM currencies depreciated over the year, which also weighed on performance. The ongoing impact of coronavirus (“COVID-19”) restrictions and supply bottlenecks meant growth was weaker for a number of EM countries resulting in lower government revenues than budgeted and growing fiscal deficits. Some of the higher risk countries, such as El Salvador, Ghana, Egypt, and Argentina, suffered due to this. The investment grade countries with long duration bonds such as Peru, Panama and Chile also suffered due to higher U.S. Treasury yields, which also impact EM interest rates. There were a couple of positive stories such as Angola and Oman, which both benefitted from higher oil prices and fiscal reforms being carried out by the two governments.
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	10 Years Ended 12/31/21	Inception (8/28/06) to 12/31/21
Fund Performance[1]
NAV	-5.17%	7.23%	5.40%	7.03%
Market Value	1.27%	9.32%	6.21%	6.34%
Index Performance
Blended Index[2]	-4.47%	5.85%	4.23%	5.71%
Bloomberg Global Emerging Markets Index	-2.57%	4.46%	4.84%	5.94%
FTSE All World Emerging Market Index	0.08%	9.93%	5.97%	6.15%

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The outright performance of the Fund was negative for 2021 although the fixed income component of the Fund did outperform its Blended Index in both the USD bonds and EM local market bonds. This was achieved by maintaining a relative short duration position versus the Index, in particular not owning long duration investment grade bonds such as Colombia government USD bonds, which were downgraded to high yield during the year, as well as Mexican sovereign USD bonds and South African sovereign USD bonds. Overweight positions in a number of high yield countries also benefitted the Fund, such as Oman, which performed strongly due to fiscal austerity, as well as Ecuador and Angola, which both outperformed due to higher oil prices.
Off benchmark positions in a number of corporate credits added to the outperformance as these positions tend to be in shorter maturity bonds than their equivalent sovereign. A good example is Turkey where the Fund’s holdings in USD bonds issued by the banks such as Akbank strongly outperformed the sovereign USD bonds. Holdings in some quasi-sovereign bonds, such as Pemex and Eskom, also outperformed their respective government bonds due to high levels of support provided to both companies via government budget transfers.
Not every high yield position outperformed, however, and the Fund’s overweight holding in Argentina detracted from the Fund’s performance due to the lack of negotiation between the government and the International Monetary Fund (“IMF”). Overweight positions in Ghana and El Salvador also weighed on the Fund’s performance due to investors’ concerns over the government’s spending plans. The off-benchmark position in China Real Estate companies was a negative for the Fund due to the weakness in the property sector triggered by the default in Evergrande towards the end of 2021.
Local EM markets underperformed the USD emerging market due to a combination of EM currency weakness and higher domestic bond yields as various EM central banks started their rate hiking cycle in an attempt to combat rising inflation. The Fund’s underweight position versus the Index benefited the relative performance. No holdings in low yielding eastern European local bonds, such as Hungary, Romania, and Czech Republic, were big drivers of the outperformance. The closing out of the Turkish position mid-way through the period was also a strong positive for the Fund given the weakness in both the currency and bonds due to the unorthodox monetary policies being adopted by the central bank under President Erdogan’s direction. No holdings in Chinese local bonds detracted from performance given the relative stability in the bonds, however this was partially mitigated by the long Chinese Renminbi position on the Fund.
Leverage was a detractor to the Fund’s performance during the period due to the negative returns of the market.
The Fund has a practice of seeking to maintain a relatively stable quarterly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began the period at $0.3500 per share and ended at $0.3500 per share. At the $0.3500 per share quarterly distribution rate, the annualized distribution rate at December 31, 2021 was 10.06% at NAV and 10.62% at market price. For the 12-month period ended December 31, 2021, 16.95% of the distributions were characterized as ordinary income and 83.05% of the

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021 (Unaudited)
distributions were characterized as capital gains. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
Despite growth trajectories being dampened by a slowdown in Chinese growth and softer than expected global growth in the second half of 2021, real gross domestic product surprised to the upside in 2021 in many emerging markets. This helped fuel inflation pressures, mainly across Europe and Latin America where economic reopenings gathered pace, with central banks starting to reduce monetary stimulus more so than developed market policymakers. Into 2022, we believe tighter fiscal and monetary policies should result in a slowdown in economic activity compared to 2021, while local management of the pandemic and political developments should prove to be differentiating factors. We believe local rates should outperform as the year progresses as some central banks may overtighten monetary policy prior to the expected downturn in inflation later in the year. We expect high commodity prices to benefit some of the high yield oil exporting nations such as Angola and Oman. The region where we anticipate growth is expected to pick up compared to 2021 is Asia, where COVID-19 headwinds have kept the region closed to international travel and also resulted in global supply chain disruptions. The risks to our outlook remain a hawkish Federal Reserve (the “Fed”) leading to rising U.S. Treasury yields and sustained U.S. Dollar strength, while a more pronounced slow-down in China – potentially driven by worsening conditions in the property sector – would weigh on commodity prices and would also sour sentiment. Finally, vaccine inefficacy against new COVID-19 variants, which retards economic reopenings and engenders social unrest, is also a risk to our outlook.
Equity Commentary
Market Recap
EM equities retreated in 2021, lagging their developed market counterparts. Stocks got off to a strong start thanks to the rollout of COVID-19 vaccines worldwide and optimism over increased U.S. stimulus under President Joe Biden. Markets extended their gains as economies reopened and commodity prices rallied. However, risk aversion resurfaced in the second half of the year. The emergence of COVID-19 variants, Delta and Omicron, prompted renewed lockdowns and fresh travel curbs, and stoked concerns about further supply chain disruptions. Also denting sentiment were geopolitical tensions and the changing monetary policy environment amid rising inflation. The Fed now projects three interest rate increases in 2022. Several EM central banks, including Brazil, Russia, and Mexico, raised rates to combat rising prices as well.
Across regions, markets in Asia lagged, dragged lower by steep losses in China. Aside from persistent tensions with the U.S., Chinese stocks were also buffeted by increased regulatory scrutiny across sectors and a resurgence in COVID-19 cases, particularly given the country’s zero tolerance approach. Other headwinds included the country’s power crunch and slowing economic momentum amid the property market downturn. Policy was a bright spot, however, thanks to subdued inflation. The People’s Bank of China lowered its benchmark lending rate and cut the reserve requirement ratio for banks, while policymakers signaled further action to stabilize the economy. Conversely, Indian stocks rallied, buoyed by the country’s vaccine rollout and improving macro backdrop. Taiwanese equities also outperformed on the back of robust semiconductor demand.
Latin America underperformed, with most markets closing lower. Brazilian equities weakened and the economy entered a technical recession in the third quarter following two consecutive quarters of negative growth. Conversely, Mexico bucked the downtrend, lifted by hopes of greater U.S. stimulus and as markets welcomed the central bank’s rate hikes to counter rising inflation. Elsewhere, markets in Emerging Europe, Middle East and Africa outpaced the wider asset class, helped largely by elevated energy prices. Russian stocks closed higher, despite escalating geopolitical tensions with Ukraine. Turkish equities recorded heavy losses amid political ructions.
Performance Analysis
The equity portion of the Fund fell by 3.66%, underperforming its Benchmark’s decline of 2.18%. Underperformance was driven by the exposure to Asian markets, Hong Kong and Taiwan, as well as a weak choice of holdings in India.
The non-benchmark exposure to Hong Kong disappointed, with Sands China Ltd. among the key laggards. Sentiment towards the Macau gaming sector waned as tourist traffic remained lackluster amid ongoing COVID-19-related restrictions, while fears of further regulation added to the uncertainty. The underweight position and stock selection in Taiwan also hampered performance. Not holding chip supplier MediaTek Inc. proved costly as demand continued to improve amid a global chip shortage, though the attractive supply and demand dynamics for the industry benefited some of our core semiconductor holdings, including Taiwan Semiconductor Manufacturing Co., Ltd. and ASML Holding N.V. in the Netherlands.

Portfolio Commentary (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Annual Report
December 31, 2021 (Unaudited)
In India, not holding IT services company Infosys Limited detracted as its demand outlook remained robust. Kotak Mahindra Bank declined on worries that the COVID-19 outbreak would affect credit quality and borrowers’ ability to repay loans on schedule. The muted recovery in credit growth weighed further on the stock. However, we believe the lender is well positioned for growth as the Indian economy rebounds.
Outside Asia, the lack of exposure to Brazil’s Petrobras dampened returns. We exited the Brazilian oil giant earlier amid concerns of political interference after an unexpected leadership change at the company. However, the stock later rebounded on the back of higher oil prices and optimism about the group’s divestment strategy.
Meanwhile, e-commerce companies were buffeted in the final quarter of 2021 by anxiety over rising interest rates, intensifying competition, increasing regulation and the rotation away from growth companies. Poland-based Allegro.eu S.A. and Argentine MercadoLibre, Inc. succumbed to market concerns, though not holding Pinduoduo Inc. in China was favorable. South Korean electric vehicle (“EVs”) battery maker LG Chem Ltd. was similarly hurt by the rotation away from growth stocks.
Conversely, the Fund’s underweight to China and stock selections there mitigated losses. Clean energy names were among the main contributors to relative performance. NARI Technology Co., Ltd., benefited from its alignment to clean energy objectives and China’s power constraints. The 14th Five-Year Plan underpinned potential for grid investment and a more aggressive grid upgrade. The Fund’s solar energy exposures, LONGi Green Energy Technology Co., Ltd. and Sungrow Power Supply Co., Ltd., outperformed due to their attractive long-term outlooks, supported by China’s carbon-neutral target. The Fund’s holding in battery separator maker Yunnan Energy New Material also proved rewarding thanks to optimism over demand for EVs. On the flip side, some stocks in sectors that came under regulatory scrutiny saw sharp corrections, including New Oriental Education & Technology Group, which the Fund sold over the period.
Market Outlook
The year 2021 was a year of stark underperformance and lackluster absolute returns for EMs, despite a very strong earnings recovery over the year. This has left the asset class at an extreme relative discount to global developed markets and U.S. equities, indicating a potentially attractive entry point.
Looking ahead, investors will be pondering how stubborn inflation is likely to be, after being surprised by its persistence in 2021. With supply chain pressure easing and stimulus effects fading, inflation may normalize over the year, though this should be balanced against rising wages, which may indicate stickier inflation. At present, bond markets are pricing in a significant tightening cycle in the U.S., perhaps overlooking the transitory nature of some inflation drivers.
In China, we believe further support to the economy is likely over the first quarter of 2022. With muted consumer inflation and a flagging property market, policymakers have made clear their intentions to support growth. However, the current zero tolerance approach to COVID-19 may be tested by the highly transmissible Omicron variant.
Globally, the investment cycle is turning after years of decline. Green infrastructure should feature heavily in renewed investment, and this is an area in which emerging market companies are especially prominent. There are a number of positions in our portfolios that should benefit from these trends, including renewable energy and technology hardware companies.

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments
December 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 40.7%
	Angola – 1.1%
766,000	Angloan Government International Bond (USD) (b)	9.13%	11/26/49	$737,296
	Argentina – 1.7%
136,989	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	50,002
3,139,328	Argentine Republic Government International Bond (USD) (c)	0.50%	07/09/30	1,106,645
				1,156,647
	Bahamas – 1.1%
860,000	Bahamas Government International Bond (USD) (d)	8.95%	10/15/32	794,434
	Bahrain – 1.0%
450,000	Bahrain Government International Bond (USD) (d)	4.25%	01/25/28	439,438
250,000	Bahrain Government International Bond (USD) (b)	6.25%	01/25/51	229,692
				669,130
	Belarus – 1.1%
420,000	Republic of Belarus International Bond (USD) (b)	5.88%	02/24/26	372,078
480,000	Republic of Belarus International Bond (USD) (b)	6.38%	02/24/31	383,040
				755,118
	Benin – 0.2%
100,000	Benin Government International Bond (EUR) (d)	6.88%	01/19/52	113,956
	Brazil – 3.9%
15,550,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	2,730,538
	Dominican Republic – 0.4%
270,000	Dominican Republic International Bond (USD) (b)	5.88%	01/30/60	260,213
	Ecuador – 0.7%
78,781	Ecuador Government International Bond (USD) (d)	(e)	07/31/30	44,708
344,360	Ecuador Government International Bond (USD) (c) (d)	5.00%	07/31/30	286,249
251,480	Ecuador Government International Bond (USD) (c) (d)	0.50%	07/31/40	147,902
				478,859
	Egypt – 1.3%
11,200,000	Egypt Government Bond (EGP)	14.48%	04/06/26	720,959
211,000	Egypt Government International Bond (USD) (d)	7.63%	05/29/32	200,470
				921,429
	Georgia – 0.5%
334,000	Georgia Government International Bond (USD) (d)	2.75%	04/22/26	333,081
	Ghana – 1.3%
403,000	Ghana Government International Bond (USD) (d)	7.75%	04/07/29	338,619
710,000	Ghana Government International Bond (USD) (d)	7.63%	05/16/29	593,933
				932,552
	Indonesia – 1.8%
16,146,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	1,273,308
	Iraq – 1.2%
650,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	659,444
203,125	Iraq International Bond (USD) (b)	5.80%	01/15/28	194,910
				854,354
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Kenya – 0.3%
200,000	Republic of Kenya Government International Bond (USD) (b)	6.88%	06/24/24	$211,797
	Malaysia – 2.1%
6,010,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,485,813
	Mexico – 2.6%
30,051,800	Mexican Bonos (MXN)	5.75%	03/05/26	1,384,732
8,250,000	Mexican Bonos (MXN)	7.75%	11/13/42	391,405
				1,776,137
	Nigeria – 0.3%
200,000	Nigeria Government International Bond (USD) (d)	7.63%	11/28/47	179,566
	Oman – 1.7%
1,100,000	Oman Government International Bond (USD) (d)	7.00%	01/25/51	1,154,427
	Peru – 0.9%
3,048,000	Peruvian Government International Bond (PEN) (b)	5.35%	08/12/40	651,601
	Poland – 1.2%
3,500,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	806,473
	Qatar – 1.9%
1,080,000	Qatar Government International Bond (USD) (b)	4.40%	04/16/50	1,343,991
	Russia – 6.4%
122,000,000	Russian Federal Bond - OFZ (RUB)	7.60%	07/20/22	1,623,753
186,844,000	Russian Federal Bond - OFZ (RUB)	7.65%	04/10/30	2,402,711
33,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	423,391
				4,449,855
	Rwanda – 0.4%
266,000	Rwanda International Government Bond (USD) (d)	5.50%	08/09/31	269,258
	Saudi Arabia – 0.8%
490,000	Saudi Government International Bond (USD) (d)	4.38%	04/16/29	563,353
	South Africa – 3.3%
41,870,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	2,278,071
	Ukraine – 1.1%
240,000	Ukraine Government International Bond (EUR) (d)	6.75%	06/20/26	260,860
400,000	Ukraine Government International Bond (USD) (b)	7.38%	09/25/32	358,052
188,000	Ukraine Government International Bond (USD) (d)	1.26%	05/31/40	171,827
				790,739
	Uzbekistan – 0.4%
299,000	Republic of Uzbekistan Bond (USD) (d)	3.70%	11/25/30	287,691
	Total Foreign Sovereign Bonds and Notes			28,259,687
	(Cost $29,569,898)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 19.4%
	Barbados – 0.4%
250,000	Sagicor Financial Co., Ltd. (USD) (d)	5.30%	05/13/28	256,624
	Brazil – 2.4%
240,000	Banco do Brasil S.A. (USD) (b) (g)	6.25%	(h)	238,735

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Brazil (Continued)
200,000	BRF S.A. (USD) (d)	5.75%	09/21/50	$199,282
191,908	Guara Norte Sarl (USD) (d)	5.20%	06/15/34	188,828
260,000	Itau Unibanco Holding S.A. (USD) (b) (g)	4.63%	(h)	244,016
350,000	OAS Finance Ltd. (USD) (g) (i) (j) (k)	8.88%	(h)	2,625
200,000	OAS Investments GmbH (USD) (i) (j) (k)	8.25%	10/19/19	1,500
722,000	Petrobras Global Finance BV (USD)	5.60%	01/03/31	765,869
				1,640,855
	Chile – 0.3%
236,000	Empresa Nacional del Petroleo (USD) (d)	3.45%	09/16/31	225,235
	China – 1.3%
648,000	Huarong Finance II Co., Ltd. (USD) (b)	5.50%	01/16/25	681,210
420,000	Kaisa Group Holdings Ltd. (USD) (b)	11.25%	04/16/25	111,300
200,000	Zhenro Properties Group Ltd. (USD) (b)	9.15%	05/06/23	136,500
				929,010
	Dominican Republic – 0.4%
270,000	AES Andres BV (USD) (d)	5.70%	05/04/28	275,783
	Ecuador – 0.3%
197,681	International Airport Finance S.A. (USD) (d)	12.00%	03/15/33	212,787
	Georgia – 0.3%
200,000	Bank of Georgia JSC (USD) (d)	6.00%	07/26/23	213,400
	Honduras – 0.4%
240,000	Inversiones Atlantida S.A. (USD) (d)	7.50%	05/19/26	243,970
	India – 1.8%
250,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (d)	6.25%	12/10/24	272,025
70,000,000	HDFC Bank Ltd. (INR) (b)	8.10%	03/22/25	975,250
				1,247,275
	Indonesia – 0.3%
200,000	Medco Platinum Road Pte Ltd. (USD) (d)	6.75%	01/30/25	204,492
	Israel – 0.3%
211,000	Energean Israel Finance Ltd. (USD) (b) (d)	4.88%	03/30/26	209,945
	Mexico – 2.1%
270,000	BBVA Bancomer S.A. (USD) (b) (g)	5.13%	01/18/33	277,523
200,000	Braskem Idesa S.A.P.I. (USD) (d)	6.99%	02/20/32	201,078
9,600,000	Petroleos Mexicanos (MXN) (b)	7.19%	09/12/24	445,901
280,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	270,753
270,000	Sixsigma Networks Mexico SA de CV (USD) (d)	7.50%	05/02/25	259,924
				1,455,179
	Nigeria – 1.2%
264,000	Access Bank PLC (USD) (d)	6.13%	09/21/26	263,670
230,000	IHS Netherlands Holdco BV (USD) (d)	8.00%	09/18/27	244,147
320,000	SEPLAT Energy PLC (USD) (d)	7.75%	04/01/26	320,320
				828,137
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Oman – 0.8%
200,000	Oryx Funding Ltd. (USD) (d)	5.80%	02/03/31	$212,103
325,000	Oztel Holdings SPC Ltd. (USD) (d)	6.63%	04/24/28	354,847
				566,950
	Peru – 0.3%
200,000	Petroleos del Peru S.A. (USD) (d)	5.63%	06/19/47	198,356
	Russia – 0.7%
217,000	Home Credit & Finance Bank OOO Via Eurasia Capital S.A. (USD) (b) (g)	8.80%	(h)	219,713
250,000	Sovcombank Via SovCom Capital DAC (USD) (d) (g)	7.75%	(h)	251,150
				470,863
	Saudi Arabia – 0.3%
200,000	Saudi Arabian Oil Co. (USD) (d)	4.25%	04/16/39	225,968
	Singapore – 0.4%
260,000	Puma International Financing S.A. (USD) (b)	5.00%	01/24/26	260,503
	South Africa – 1.2%
270,000	Eskom Holdings SOC Ltd. (USD) (b)	7.13%	02/11/25	279,774
287,000	Liquid Telecommunications Financing Plc (USD) (d)	5.50%	09/04/26	296,327
230,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	249,541
				825,642
	Tanzania – 0.3%
200,000	HTA Group Ltd. (USD) (d)	7.00%	12/18/25	209,100
	Trinidad And Tobago – 0.7%
500,000	Trinidad Generation UnLtd. (USD) (b)	5.25%	11/04/27	508,815
	Turkey – 1.1%
220,000	Akbank T.A.S. (USD) (b) (g)	7.20%	03/16/27	218,051
250,000	Hazine Mustesarligi Varlik Kiralama AS (USD) (d)	5.13%	06/22/26	239,675
340,000	TC Ziraat Bankasi AS (USD) (d)	5.38%	03/02/26	308,498
				766,224
	Ukraine – 1.4%
239,000	Kernel Holding S.A. (USD) (d)	6.75%	10/27/27	238,188
280,000	Metinvest BV (USD) (d)	8.50%	04/23/26	292,567
224,000	NPC Ukrenergo (USD) (d)	6.88%	11/09/26	196,856
230,000	Ukraine Railways Via Rail Capital Markets PLC (USD) (b)	8.25%	07/09/24	226,550
				954,161
	United Arab Emirates – 0.3%
240,000	MAF Global Securities Ltd. (USD) (b) (g)	5.50%	(h)	243,746
	Zambia – 0.4%
260,000	First Quantum Minerals Ltd. (USD) (b)	7.50%	04/01/25	267,794
	Total Foreign Corporate Bonds and Notes			13,440,814
	(Cost $13,976,709)

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) (f) – 0.6%
	United States – 0.6%
11,488,000	JPMorgan Chase Bank, N.A. (d)	11.67%	11/27/23	$410,866
	(Cost $447,473)

Shares	Description	Value
COMMON STOCKS (a) – 45.1%
	Argentina – 0.4%
841	Globant S.A. (l)	264,150
	Austria – 0.7%
18,479	Mondi PLC	458,235
	Brazil – 2.3%
75,796	B3 S.A. - Brasil Bolsa Balcao	151,592
120,098	Banco Bradesco S.A., ADR	410,735
227	MercadoLibre, Inc. (l)	306,087
65,371	Rumo S.A. (l)	208,436
26,489	Vale S.A., ADR	371,376
26,058	WEG S.A.	154,289
		1,602,515
	China – 14.2%
72,100	Alibaba Group Holding Ltd. (l)	1,099,408
10,500	China Conch Venture Holdings Ltd.	51,305
81,000	China Merchants Bank Co., Ltd., Class H	628,986
56,000	China Resources Gas Group Ltd.	316,356
68,000	China Resources Land Ltd.	286,038
13,093	China Tourism Group Duty Free Corp., Ltd., Class A	451,865
36,900	GDS Holdings Ltd., Class A (l)	214,371
7,500	Hangzhou Tigermed Consulting Co., Ltd., Class A	150,767
3,600	Hangzhou Tigermed Consulting Co., Ltd., Class H (b) (d)	45,707
784	Kweichow Moutai Co., Ltd., Class A	252,804
28,500	Li Ning Co., Ltd.	311,954
40,792	LONGi Green Energy Technology Co., Ltd., Class A	553,090
9,800	Meituan, Class B (b) (d) (l)	283,284
32,302	Midea Group Co., Ltd., Class A	375,023
84,560	NARI Technology Co., Ltd., Class A	532,432
5,353	Prosus N.V.	448,120
84,000	Sands China Ltd. (l)	195,631
24,500	Shenzhou International Group Holdings Ltd.	470,988
22,200	Sungrow Power Supply Co., Ltd., Class A	509,125
27,500	Tencent Holdings Ltd.	1,611,019
39,500	WuXi Biologics Cayman, Inc. (b) (d) (l)	468,830
29,100	Yonyou Network Technology Co., Ltd., Class A	164,232
6,200	Yunnan Energy New Material Co., Ltd., Class A	244,197
28,000	Zhongsheng Group Holdings Ltd.	218,325
		9,883,857
	Hong Kong – 1.9%
51,400	AIA Group Ltd.	518,117
125,200	Budweiser Brewing Co., APAC Ltd. (b) (d)	328,352
8,535	Hong Kong Exchanges & Clearing Ltd.	498,469
		1,344,938
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	India – 5.7%
12,515	Hindustan Unilever Ltd.	$397,350
24,818	Housing Development Finance Corp., Ltd.	863,523
22,781	Kotak Mahindra Bank Ltd.	550,435
3,396	Maruti Suzuki India Ltd.	339,275
111,015	Power Grid Corp. of India Ltd.	305,257
31,827	SBI Life Insurance Co., Ltd. (b) (d)	512,070
10,211	Tata Consultancy Services Ltd.	513,512
4,644	UltraTech Cement Ltd.	474,239
		3,955,661
	Indonesia – 1.1%
809,000	Bank Central Asia Tbk PT	414,363
1,309,324	Bank Rakyat Indonesia Persero Tbk PT	377,570
		791,933
	Mexico – 2.2%
4,969	Fomento Economico Mexicano, S.A.B. de C.V., ADR	386,141
3,385	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR	181,740
83,019	Grupo Financiero Banorte S.A.B. de C.V., Class O	539,945
102,344	Grupo Mexico S.A.B. de C.V., Series B	446,154
		1,553,980
	Netherlands – 1.3%
688	ASM International N.V.	304,464
706	ASML Holding N.V.	568,032
		872,496
	Philippines – 0.2%
83,499	Bank of the Philippine Islands	150,893
	Poland – 0.3%
23,745	Allegro.eu S.A. (b) (d) (l)	229,014
	Russia – 3.0%
6,934	Lukoil PJSC, ADR	622,673
27,281	Novatek PJSC	624,905
94,082	Sberbank of Russia PJSC	367,889
2,922	TCS Group Holding PLC, GDR (b)	246,383
3,657	Yandex N.V., Class A (l)	221,249
		2,083,099
	South Africa – 0.7%
4,102	Anglo American Platinum Ltd.	467,674
	South Korea – 5.3%
1,374	Kakao Corp.	130,032
1,040	LG Chem Ltd.	538,044
44,282	Samsung Electronics Co., Ltd. (Preference Shares)	2,652,264
655	Samsung SDI Co., Ltd.	360,904
		3,681,244
	Taiwan – 5.8%
37,000	Delta Electronics, Inc.	367,767
112,000	Hon Hai Precision Industry Co., Ltd.	421,007
1,297	Sea Ltd., ADR (l)	290,152

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Taiwan (Continued)
131,954	Taiwan Semiconductor Manufacturing Co., Ltd.	$2,933,159
		4,012,085
	Total Common Stocks	31,351,774
	(Cost $23,885,362)
	Total Investments – 105.8%	73,463,141
	(Cost $67,879,442) (m)
	Outstanding Loan – (8.4)%	(5,800,000)
	Net Other Assets and Liabilities – 2.6%	1,753,558
	Net Assets – 100.0%	$69,416,699

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2021	Sale Value as of 12/31/2021	Unrealized Appreciation/ (Depreciation)
01/13/22	DB	BRL	7,611,000	USD	1,362,840	$ 1,362,232	$ 1,362,840	$ (608)
02/24/22	DB	CNY	12,907,000	USD	2,007,466	2,016,240	2,007,466	8,774
02/24/22	DB	USD	1,367,409	BRL	7,611,000	1,367,409	1,348,576	18,833
02/24/22	DB	USD	994,782	IDR	14,312,724,000	994,782	999,666	(4,884)
02/24/22	DB	USD	381,545	RUB	28,358,000	381,545	372,972	8,573
01/13/22	CIT	USD	920,166	ZAR	14,071,000	920,166	881,385	38,781
Net Unrealized Appreciation / (Depreciation)								$69,469

Counterparty Abbreviations
CIT	Citibank, NA
DB	Deutsche Bank
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at December 31, 2021.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by abrdn Inc. (“abrdn”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2021, securities noted as such amounted to $15,273,040 or 22.0% of net assets.
(e)	Zero coupon bond.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn.
(g)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(h)	Perpetual maturity.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(k)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(l)	Non-income producing security.
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
(m)	Aggregate cost for federal income tax purposes was $68,100,745. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,382,132 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,950,267. The net unrealized appreciation was $5,431,865. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 28,259,687	$ —	$ 28,259,687	$ —
Foreign Corporate Bonds and Notes*	13,440,814	—	13,440,814	—
Corporate Bonds and Notes*	410,866	—	410,866	—
Common Stocks*	31,351,774	31,351,774	—	—
Total Investments	73,463,141	31,351,774	42,111,367	—
Forward Foreign Currency Contracts	74,961	—	74,961	—
Total	$ 73,538,102	$ 31,351,774	$ 42,186,328	$—

LIABILITIES TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (5,492)	$ —	$ (5,492)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Portfolio of Investments (Continued)
December 31, 2021
Currency Exposure Diversification	% of Total Investments†
USD	37.2%
HKD	10.3
RUB	6.8
INR	6.7
TWD	5.1
KRW	5.0
BRL	4.4
CNH	4.4
MXN	4.4
ZAR	3.2
CNY	2.7
EUR	2.3
MYR	2.0
IDR	1.4
PLN	1.4
EGP	1.0
PEN	0.9
UAH	0.6
PHP	0.2
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
CNY	Chinese Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Assets and Liabilities
December 31, 2021
ASSETS:
Investments, at value (Cost $67,879,442)	$ 73,463,141
Cash	807,744
Foreign currency (Cost $75,171)	75,270
Unrealized appreciation on forward foreign currency contracts	74,961
Receivables:
Interest	945,699
Interest reclaims	85,449
Dividends	67,344
Miscellaneous	40,381
Investment securities sold	29,276
Dividend reclaims	3,974
Prepaid expenses	562
Total Assets	75,593,801
LIABILITIES:
Outstanding loan	5,800,000
Due to broker	20,000
Unrealized depreciation on forward foreign currency contracts	5,492
Payables:
Deferred foreign capital gains tax	142,781
Audit and tax fees	75,184
Investment advisory fees	64,634
Investment securities purchased	25,223
Administrative fees	11,756
Shareholder reporting fees	11,048
Custodian fees	9,194
Transfer agent fees	5,566
Interest and fees on loan	4,793
Financial reporting fees	771
Legal fees	235
Trustees’ fees and expenses	46
Other liabilities	379
Total Liabilities	6,177,102
NET ASSETS	$69,416,699
NET ASSETS consist of:
Paid-in capital	$ 63,893,278
Par value	49,918
Accumulated distributable earnings (loss)	5,473,503
NET ASSETS	$69,416,699
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$13.91
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,991,802

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Operations
For the Year Ended December 31, 2021
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $63,085)	$ 3,055,302
Dividends (net of foreign withholding tax of $98,819)	716,064
Total investment income	3,771,366
EXPENSES:
Investment advisory fees	831,655
Audit and tax fees	82,037
Administrative fees	72,261
Interest and fees on loan	63,879
Shareholder reporting fees	41,424
Transfer agent fees	32,728
Listing expense	23,750
Trustees’ fees and expenses	16,003
Legal fees	11,210
Financial reporting fees	9,250
Custodian fees	(51,567)
Other	11,784
Total expenses	1,144,414
NET INVESTMENT INCOME (LOSS)	2,626,952
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,737,769
Forward foreign currency contracts	(119,665)
Foreign currency transactions	(22,845)
Foreign capital gains tax	(73,389)
Net realized gain (loss)	4,521,870
Net increase from payment by the sub-advisor	1,502
Net change in unrealized appreciation (depreciation) on:
Investments	(11,494,068)
Forward foreign currency contracts	134,037
Foreign currency translation	(28,712)
Deferred foreign capital gains tax	49,656
Net change in unrealized appreciation (depreciation)	(11,339,087)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,815,715)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,188,763)
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statements of Changes in Net Assets
	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 2,626,952	$ 2,005,853
Net realized gain (loss)	4,521,870	414,270
Net increase from payment by the sub-advisor	1,502	—
Net change in unrealized appreciation (depreciation)	(11,339,087)	6,536,769
Net increase (decrease) in net assets resulting from operations	(4,188,763)	8,956,892
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,988,523)	(2,377,639)
Return of capital	—	(4,654,164)
Total distributions to shareholders	(6,988,523)	(7,031,803)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares (a)	(74,635)	(702,798)
Net increase (decrease) in net assets resulting from capital transactions	(74,635)	(702,798)
Total increase (decrease) in net assets	(11,251,921)	1,222,291
NET ASSETS:
Beginning of period	80,668,620	79,446,329
End of period	$ 69,416,699	$ 80,668,620
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	4,997,028	5,056,575
Common Shares repurchased (a)	(5,226)	(59,547)
Common Shares at end of period	4,991,802	4,997,028

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program expired on March 15, 2021. For the fiscal years ended December 31, 2021 and 2020, the Fund repurchased 5,226 and 59,547 Common Shares, respectively, at a weighted-average discount of 12.95% and 13.59%, respectively, from net asset value per share.

See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Statement of Cash Flows
For the Year Ended December 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(4,188,763)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(44,395,213)
Sales, maturities and paydown of investments	49,264,620
Net amortization/accretion of premiums/discounts on investments	(136,412)
Net realized gain/loss on investments	(4,737,769)
Net change in unrealized appreciation/depreciation on investments	11,494,068
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(134,037)
Net increase from payment by the sub-advisor	(1,502)
Changes in assets and liabilities:
Increase in interest receivable	(69,948)
Increase in interest reclaims receivable	(62,459)
Increase in dividend reclaims receivable	(12)
Increase in dividends receivable	(23,189)
Decrease in prepaid expenses	62
Increase in interest and fees payable on loan	304
Increase in due to broker	10,000
Decrease in investment advisory fees payable	(7,942)
Increase in audit and tax fees payable	11,744
Decrease in legal fees payable	(5,955)
Increase in shareholder reporting fees payable	946
Increase in administrative fees payable	321
Decrease in custodian fees payable	(85,875)
Increase in transfer agent fees payable	253
Increase in trustees’ fees and expenses payable	46
Decrease in deferred foreign capital gains tax	(49,656)
Decrease in other liabilities payable	(3,204)
Cash provided by operating activities		$6,880,428
Cash flows from financing activities:
Repurchase of Common Shares	(74,635)
Distributions to Common Shareholders from investment operations	(6,988,523)
Cash used in financing activities		(7,063,158)
Decrease in cash and foreign currency (a)		(182,730)
Cash and foreign currency at beginning of period		1,065,744
Cash and foreign currency at end of period		$883,014
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$63,575

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(28,712).
See Notes to Financial Statements

First Trust/Aberdeen Emerging Opportunity Fund (FEO)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 16.14	$ 15.71	$ 14.44	$ 17.89	$ 16.16
Income from investment operations:
Net investment income (loss)	0.52	0.39	0.70	0.68	0.76
Net realized and unrealized gain (loss)	(1.35) (a)	1.42	1.97	(2.77)	2.36 (b)
Total from investment operations	(0.83)	1.81	2.67	(2.09)	3.12
Distributions paid to shareholders from:
Net investment income	(0.20)	(0.36)	(0.42)	(0.48)	(0.54)
Net realized gain	(1.20)	(0.11)	(0.25)	(0.35)	(0.50)
Return of capital	—	(0.93)	(0.73)	(0.57)	(0.36)
Total distributions paid to Common Shareholders	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Common Share repurchases	0.00 (c)	0.02	0.00 (c)	0.04	0.01
Net asset value, end of period	$13.91	$16.14	$15.71	$14.44	$17.89
Market value, end of period	$13.18	$14.32	$14.27	$12.17	$16.32
Total return based on net asset value (d)	(5.17)% (a)	15.39%	20.16%	(10.64)%	20.65%
Total return based on market value (d)	1.27%	12.71%	29.51%	(17.45)%	27.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 69,417	$ 80,669	$ 79,446	$ 73,067	$ 92,442
Ratio of total expenses to average net assets	1.48%	1.95%	1.98%	1.90%	1.81%
Ratio of total expenses to average net assets excluding interest expense	1.40%	1.82%	1.73%	1.69%	1.67%
Ratio of net investment income (loss) to average net assets	3.40%	2.78%	4.58%	4.20%	4.30%
Portfolio turnover rate	53%	45%	40%	48%	46%
Indebtedness:
Total loan outstanding (in 000’s)	$ 5,800	$ 5,800	$ 5,800	$ 5,800	$ 5,800
Asset coverage per $1,000 of indebtedness (e)	$ 12,968	$ 14,908	$ 14,698	$ 13,598	$ 16,938

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $1,502 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	The Fund received a reimbursement from the sub-advisor in the amount of $5,000 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(c)	Amount is less than $0.01.
(d)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
1. Organization
First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 16, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FEO” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to provide a high level of total return. The Fund pursues its investment objective by investing at least 80% of its Managed Assets in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on abrdn Inc.’s (“abrdn” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of the Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign dividends and interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2021, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2021, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$350,000	$0.75	$350,000	$2,625	0.00%
OAS Investments GmbH, 8.25%, 10/19/19	10/15/2012	200,000	0.75	200,000	1,500	0.00
				$550,000	$4,125	0.00%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 74,961	$ —	$ 74,961	$ (5,492)	$ —	$ 69,469

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (5,492)	$ —	$ (5,492)	$ 5,492	$ —	$ —
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid quarterly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
Permanent differences incurred during the year ended December 31, 2021, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease to accumulated net investment income (loss) of $1,618,883 and an increase to accumulated net realized gain (loss) of $1,618,883. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$1,184,492	$1,899,516
Capital gains	5,804,031	478,123
Return of capital	—	4,654,164

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$221,197
Undistributed capital gains	—
Total undistributed earnings	221,197
Accumulated capital and other losses	—
Net unrealized appreciation (depreciation)	5,273,201
Total accumulated earnings (losses)	5,494,398
Other	(20,895)
Paid-in capital	63,943,196
Total net assets	$69,416,699
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and on or before March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Fund did not incur any net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
abrdn serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $1,502 in connection with a trade error.
abrdn, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) served as the Fund’s transfer agent in accordance with certain fee arrangements until December 31, 2021. Effective December 31, 2021, Computershare, Inc. (”Computershare“) commenced serving as the Fund’s transfer agent. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended December 31, 2021, were $43,192,068 and $47,996,885, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 74,961	Unrealized depreciation on forward foreign currency contracts	$ 5,492
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(119,665)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	134,037
During the fiscal year ended December 31, 2021, the notional values of forward foreign currency contracts opened and closed were $114,464,511 and $109,502,929, respectively.
Effective May 24, 2021, the Fund’s investment policy was revised to provide that the Fund may invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable). Under the new policy, the Fund may use forward foreign exchange contracts for purposes of hedging or to gain investment exposure to certain foreign currencies. The remaining investment policies of the Fund will remain unchanged, including the policy providing that the Fund may invest only up to 5% of its respective Managed Assets in non-deliverable forward foreign exchange contracts.
6. Borrowings
The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Effective October 29, 2021, the credit facility was amended, whereby the expiration date was extended until October 28, 2022. The total commitment under the facility is up to $10,000,000. The borrowing rate under the revolving credit facility is equal to the 1-month LIBOR plus 85 basis points. As of December 31, 2021, the Fund had one loan outstanding under the revolving credit facility totaling $5,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. For the fiscal year ended December 31, 2021, the average amount outstanding was $5,800,000. The high and low annual interest rates during the fiscal year ended December 31, 2021 were 0.96% and 0.89%, respectively, and the weighted average interest rate was 0.91%. The interest rate at December 31, 2021 was 0.96%. The Fund pays a commitment fee of 0.15% (or 0.25% if loan balance drops below 75% of total commitment) per year, which is included in “Interest and fees on loan” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust/Aberdeen Emerging Opportunity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Emerging Opportunity Fund (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 24, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. BNY Mellon Investment Servicing (US) Inc. served as the Plan Agent until December 31, 2021. Effective December 31, 2021, Computershare Trust Company N.A. commenced serving as the Fund’s Plan Agent. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc. P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.

Additional Information (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the year ended December 31, 2021, the amount of long-term capital gain distributions designated by the Fund was $5,804,031 which is taxable at the applicable capital gain tax rates for federal income tax purposes.
The Fund hereby designates as qualified dividend income 39.36% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2021. None of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended December 31, 2021, qualify for corporate dividends received deductions available to corporate shareholders.
The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $2,413,707 (representing a total of $0.48 per share). The amount of foreign tax paid to such countries is $232,635 (representing a total of $0.05 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Emerging Opportunity Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 3,226,134 and the number of votes withheld was 1,023,785. The number of votes cast in favor of Mr. Kadlec was 3,226,134 and the number of votes withheld was 1,023,785. James A. Bowen, Denise M. Keefe, Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
Effective May 24, 2021, the Fund’s investment policies were revised to provide that the Fund may invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable). A non-deliverable forward foreign exchange contract is a foreign exchange forward that allows the Fund to get exposure to a specific currency, but the gain or loss is settled in US dollars and not the local currency. A deliverable forward foreign exchange contract is a foreign exchange forward that settles the gain or loss in the local currency referenced in the forward transaction. Under the new policy, the Fund may use forward foreign exchange contracts for purposes of hedging or to gain investment exposure to certain foreign currencies. The remaining investment policies of the Fund will remain unchanged, including the policy providing that the Fund may invest only up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts.
Investment Objective
The Fund’s investment objective is to provide a high level of total return.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in a diversified portfolio of equity and fixed-income securities of issuers in emerging market countries. An “emerging market” country is any country determined to have an emerging market economy, considering factors such as whether the country has a low-to-middle-income economy according to the World Bank or its related organizations, the country’s credit rating, its political and economic stability, and the development of its financial and capital markets.
“Managed Assets” means the average daily gross asset value of the Fund (including assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund).
Under normal market conditions:
•	The Fund invests at least 80% of its Managed Assets in equity and fixed-income securities of issuers in emerging market countries.
o	Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants.
o	Fixed income securities in which the Fund may invest include securities issued by government, government-related and supranational issuers (“government debt”), corporate debt, asset-backed securities, credit-linked notes and credit default swaps.
•	The Fund may invest up to 80% of its Managed Assets in non-investment grade debt issues.
o	Non-investment grade debt issues are rated below “Baa3” by Moody’s Investors Service, Inc., below “BBB-” by S&P Global Inc., or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.
•	The Fund invests in securities diversified among several countries.
•	The Fund may invest up to 15% of its Managed Assets in asset-backed securities.
•	The Fund may invest up to 35% of its Managed Assets in credit linked notes.
•	The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (as determined using the SEC’s standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund may invest, without limit, in restricted securities. If such restricted securities are determined to be illiquid by the Sub-Advisor, such securities are subject to the limitation detailed above.
•	The Fund may invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.
•	The Fund may invest up to 10% of its Managed Assets in forward foreign exchange contracts (both deliverable and non-deliverable).

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
•	The Fund may lend portfolio securities in an amount up to 33-1/3% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.
The Fund is flexibly managed so that, depending on the Sub-Advisor’s outlook, it is sometimes more heavily invested in equity securities or fixed-income securities. The Fund’s allocation between equity and fixed-income investments varies according to relative value and opportunities identified by the Sub-Advisor, and the Fund’s portfolio positions will be undertaken according to the quality of their risk-adjusted potential return. The Sub-Advisor selects equity and fixed-income securities from a universe of over 45 emerging market countries utilizing its disciplined investment process focused on proprietary research. The Sub-Advisor also monitors the Fund’s portfolio allocation in specific regions, countries and currencies. The Sub-Advisor believes that emerging market fixed-income investments offer multiple interest rate opportunities in many currencies. The Sub-Advisor selects emerging market equity securities utilizing a research driven process seeking to identify quality companies at reasonable valuations.
The Fund may, but is not required to, use various strategic transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage, (2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars and credit transactions and credit derivative instruments. The Fund may also purchase derivative instruments that combine features of these instruments.
The Fund may utilize financial leverage to seek to enhance the level of its current distributions. The Fund may utilize leverage through the issuance of Preferred Shares, commercial paper or notes and/or borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount up to 33-1/3% of the Fund’s Managed Assets after such issuance and/or borrowing. Any use of Leverage Instruments by the Fund will be consistent with the provisions of the 1940 Act. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than issued notes or other evidence of indebtedness (including bank borrowings or commercial paper). The Fund may also issue Preferred Shares in an amount up to 50% of the Fund’s Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
(1)	With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
(2)	Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
(3)	Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;
(4)	Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;
(5)	Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objective, policies and limitations;
(6)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities;
(7)	Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
(8)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
Except as noted above, the foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote of: (A) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (B) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
China Risk. In addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers. China is an emerging market and has demonstrated significantly higher volatility from time to time in comparison to developed markets. Shareholder claims that are available in the U.S., as well as regulatory authority that is common in the U.S., including claims based on fraud, may be difficult or impossible for shareholders of securities in China or for U.S. authorities to pursue. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership, and the actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Default Swaps Risk. If the Fund is a buyer of a credit default swap and no event of default occurs on the underlying reference obligations, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference asset. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including, but not limited to, exposing the Fund to the credit risk of both the counterparty and the underlying reference obligation, as well as liquidity risk.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries, including China, there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers or their industries occur. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. ISDA confirmed that this announcement constituted an index cessation event under the IBOR Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects on the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”). NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.
Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk. For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.
When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. In managing the Fund’s investment portfolio, the Fund’s portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. Additionally, the implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets and a commensurately negative impact on the Fund.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust, abrdn and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities and emerging markets securities may carry more risk than that of common stock and securities of U.S. issuers. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Variable Interest Entities Risk. In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests. This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless. Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund’s associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund’s net asset value and could result in substantial losses. It is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund’s shares.
VIEs are also subject to the investment risks associated with the underlying Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete.
Effects of Leverage
The aggregate principal amount of borrowings under the Fund’s revolving credit facility (the “Revolving Credit Facility”) represented approximately 7.71% of Managed Assets as of December 31, 2021. Asset coverage with respect to the borrowings under the Revolving

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Credit Facility was 1,296.84% and the Fund had $4,200,000 of unutilized funds available for borrowing under the Revolving Credit Facility as of that date. As of December 31, 2021, the total commitment amount of the Revolving Credit Facility was $10,000,000. As of December 31, 2021, the Fund had one loan outstanding under the Revolving Credit Facility totaling $5,800,000, which approximates fair value. For the year ended December 31, 2021, the average amount outstanding was $5,800,000. The borrowing rate under the Revolving Credit Facility is equal to the 1-month LIBOR plus 85 basis points. The interest rate as of December 31, 2021 was 0.96%. The Fund pays a commitment fee of 0.15% (or 0.25% if the loan balance drops below 75% of total commitment) per year.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 1.09%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.08%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 7.71% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 1.09%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-10.93%	-5.51%	-0.09%	5.33%	10.74%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Aberdeen Emerging Opportunity Fund (FEO)
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2020 and $53,000 for 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,725 for 2020 and $6,050 for 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for 2020 and $0 for 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for 2020 were $5,725 and $23,200 for the registrant and the registrant’s investment advisor, respectively, and for 2021, were $6,050 and $16,500 for the registrant and the registrant’s investment advisor, respectively.
(h)	The registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASI U.S. Registered Advisers (the “ASI Advisers”)

Proxy Voting Guidelines

Effective as of January 1, 2021

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the ASI Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the ASI Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the ASI Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the ASI Advisers voted proxies. In addition, Rule 204-2 requires the ASI Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the ASI Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The ASI Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The ASI Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the ASI Advisers’ investment teams, and are based on their knowledge of the company and discussions with management – ASI Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, ASI Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, ASI Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by ASI invests in other funds managed by ASI.

For cases involving potential conflicts of interest, ASI Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of ASI Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters to tailored ASI’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•	where a portfolio manager owns the holding in a personal account
•	An investee company that is also a segregated client
•	An investee company where an executive director or officer of our company is also a director of that company
•	An investee company where an employee of ASI is a director of that company
•	A significant distributor of our products
•	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

This policy has been developed by the ASI corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. ASI’s Stewardship Policy is published on our website.

To the extent that an ASI Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the ASI Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the ASI Advisers’ clients. Clients that have not granted ASI voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each ASI Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its ASI Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the ASI Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 11, 2022.

abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world. Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Devan Kaloo

Global Head of Equities/Global Head of Public Markets

Mr. Kaloo is responsible for Equities globally and the London based Global Emerging Market (“GEM”) Equities Team, which manages Latin America, Europe, Middle East and Africa equities, and also has oversight of global emerging market input from the Asia research team based in Singapore, with which he works closely.

Joanne Irvine

Deputy Head of Global Emerging Markets Equities

Ms. Irvine is Deputy Head of the Global Emerging Markets Team in London. Joanne was previously Head of Emerging Markets (ex-Asia). Joanne joined abrdn in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Brett Diment

Head of Global Emerging Market Debt

Mr. Diment is Head of Global Emerging Market Debt and joined abrdn following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Market Debt Team at Deutsche from 1999 until its acquisition by abrdn.

Nick Robinson

Senior Investment Director, Global Emerging Markets Equities

Mr. Robinson is Senior Investment Director on the Global Emerging Markets Equities Team at abrdn. Nick joined the company in 2000 and spent eight years on the North America Equities Team, including three years based in abrdn’s US offices. In 2008, he joined the Global Emerging Markets Equities Team.

Max Wolman

Investment Director, Global Emerging Market Debt

Mr. Wolman is an Investment Director on the Emerging Market Debt Team and has been with abrdn since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Market Debt Investment Committee at abrdn and is also responsible for the daily implementation of the investment process.

Kevin Daly

Investment Director, Emerging Markets Debt

Mr. Daly is an Investment Director on the Emerging Markets Debt team. Kevin joined abrdn in 2007.

Edwin Gutierrez

Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Edwin joined abrdn via the acquisition of Deutshe Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

Stephen Parr

Investment Director, Emerging Markets Equity

Mr. Parr is an Investment Director on the Global Emerging Markets Equity Team. Stephen joined abrdn in July 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2021

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Devan Kaloo	Registered Investment Companies:	2	$4,804,857,200	0	$0
	Other Pooled Investment Vehicles:	22	$14,079,873,500	0	$0
	Other Accounts:	23	$7,581,137,020	2	$1,044,595,180
2. Joanne Irvine	Registered Investment Companies:	2	$4,804,857,200	0	$0
	Other Pooled Investment Vehicles:	22	$14,079,873,500	2	$1,044,595,180
	Other Accounts:	23	$7,581,137,020	3	$771,730,000
3. Nick Robinson	Registered Investment Companies:	3	$4,804,857,200	0	$0
	Other Pooled Investment Vehicles:	22	$14,079,873,500	0	$0
	Other Accounts:	23	$7,581,137,020	2	$1,044,595,180
4. Brett Diment	Registered Investment Companies:	3	$1,938,732,000	0	$0
	Other Pooled Investment Vehicles:	33	$7,939,596,280	0	$0
	Other Accounts:	41	$7,015,440,140	1	$364,496,040
5. Max Wolman	Registered Investment Companies:	3	$1,938,732,000	0	$0
	Other Pooled Investment Vehicles:	33	$7,939,596,280	0	$0
	Other Accounts:	41	$7,015,440,140	1	$364,496,040
6. Kevin Daly	Registered Investment Companies:	3	$1,938,732,000	0	$0
	Other Pooled Investment Vehicles:	33	$7,939,596,280	0	$0
	Other Accounts:	41	$7,015,440,140	1	$364,496,040
7. Edwin Gutierrez	Registered Investment Companies:	3	$1,938,732,000	0	$0
	Other Pooled Investment Vehicles:	33	$7,939,596,280	1	$364,496,040
	Other Accounts:	41	$7,015,440,140	1	$0
8. Stephen Parr	Registered Investment Companies:	2	$4,804,857,200	0	$0
	Other Pooled Investment Vehicles:	22	$14,079,873,500	0	$0
	Other Accounts:	23	$7,581,137,020	2	$771,730,000

Potential Conflicts of Interests

As of December 31, 2021

Conflicts of Interest may arise, in the course of providing a service, where there may be a risk of damage to the interests of a client. In accordance with legal requirements in the various jurisdictions in which we operate, abrdn have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where abrdn does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

abrdn or any other party to whom it may have delegated its functions, may in its absolute discretion, effect transactions in which it or any of its affiliated companies has, directly or indirectly, a material interest, or a relationship of any description with another party which may involve a potential conflict with abrdn’s duty to its client. abrdn ensures that such transactions are effected on terms which are not materially less favorable to the client than if the potential conflict had not existed.

Such potential conflicting interests or duties may, inter alia, arise because:

•	abrdn or an affiliated company undertakes an activity that is regulated by a relevant regulator for other clients including its affiliated companies (and the clients of affiliated companies)
•	a Director or Employee of abrdn, or of an affiliated company, is a director of, holds or deals in securities of, or is otherwise interested in, any company whose securities are held or dealt in on behalf of a client
•	a transaction is effected in securities issued by an affiliated company or the client of an affiliated company
•	a transaction is effected in securities in respect of which abrdn or an affiliated company may benefit from a commission, fee, mark-up or mark-down payable otherwise than by the client, and abrdn may be remunerated by the counterparty to any such transaction
•	abrdn deals on behalf of the client with, or in the securities of, an affiliated company
•	abrdn acts as agent for the client in relation to transactions in which it is also acting as agent for the account of other clients and/or affiliated companies
•	abrdn, acting as principal, sells to or purchases currency from the client and, in exceptional circumstances, deals in securities as principal with the client
•	a transaction is effected in units or shares of connected investment trusts, unit trusts, open ended investment companies or of any company of which abrdn or an affiliated company is the manager, authorized corporate director, operator, banker, adviser, custodian, administrator, trustee or depositary
•	abrdn effects transactions involving placings and/or new issues with an affiliated company who may be acting as principal or receiving agent’s commission
•	a transaction is effected in securities of a company for which abrdn or an affiliated company has underwritten, or managed or arranged an issue or offer for sale within the previous 12 months
•	abrdn or an affiliated company receives remuneration or other benefits by reason of acting in corporate finance or similar transactions involving a company whose securities are held by the client
•	a transaction is effected in securities in respect of which abrdn or an affiliated company, or a Director or Employee of abrdn or an affiliated company, is contemporaneously trading or has traded on its own account or has either a long or short position
•	abrdn acting as agent for the client, matches an order of the client with an order of another client for whom it is acting as agent
•	abrdn effects transactions in investments, the prices of which are being or have been, stabilized by transactions involving an affiliated company.

At abrdn, existing and potential conflicts of interest are recorded and reviewed by Risk & Compliance to ensure that internal procedures are sufficient to manage a particular conflict.

Please also refer to our Form ADV Part II for additional information regarding Conflict of Interest.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2021

abrdn Remuneration Language

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pay’s attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged, and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (MOU) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

Equities-specific Remuneration

We have implemented a clear performance measurement framework to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders. The framework covers four key areas:

•	Investment excellence – quantitative and qualitative assessment of research, strategy performance and information ratio (from a team and individual perspective)
•	Collaboration – contribution to peer review within the team and insight sharing across asset classes
•	Client engagement – information and support
•	Commerciality – primarily for team leaders; stewardship of team assets, profitability and stakeholder alignment.
•	ESG - qualitative informed by various inputs including peer and stakeholder feedback.

The framework is heavily skewed to investment excellence and team collaboration for the majority of investment personnel, which reinforces our organizational structure and objective of delivering positive outcomes for our clients and stakeholders.

Annual remuneration over a set threshold include a significant deferral into shares of our parent company or into internally-run funds in order to align our portfolio managers with the objectives of their clients and the organization.

More information of the firm’s remuneration policy can be found via the following link:

https://www.abrdn.com/corporate/about-us/our-leadership-team/remuneration-disclosure

(a)(4) Disclosure of Securities Ownership

Information provided as of December 31, 2021

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Devan Kaloo	None
Joanne Irvine	None
Nick Robinson	None
Brett Diment	None
Max Wolman	None
Kevin Daly	None
Edwin Gutierrez	None
Stephen Parr	None

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2021– 01/31/2021)	5,226	14.28	335,983	183,467
Month #2 (02/01/2021– 02/28/2021)	0	0	335,983	183,467
Month #3 (03/01/2021– 03/31/2021)	0	0	335,983	0*
Month #4 (04/01/2021– 04/30/2021)	0	0	335,983	0
Month #5 (05/01/2021– 05/31/2021)	0	0	335,983	0
Month #6 (06/01/2021– 06/30/2021)	0	0	335,983	0
Month #7 (07/01/2021– 07/31/2021)	0	0	335,983	0
Month #8 (08/01/2021– 08/31/2021)	0	0	335,983	0
Month #9 (09/01/2021– 09/30/2021)	0	0	335,983	0
Month #10 (10/01/2021– 10/31/2021)	0	0	335,983	0
Month #11 (11/01/2021– 11/30/2021)	0	0	335,983	0
Month #12 (12/01/2021– 12/31/2021)	0	0	335,983	0
Total	5,226	14.28	335,983	0*

*On September 15, 2015, the Fund commenced a share repurchase program. The program expired on March 15, 2021. For the fiscal years ended December 31, 2021 and 2020, the Fund repurchased 5,226 and 59,547 Common Shares, respectively, at a weighted-average discount of 12.95% and 13.59%, respectively, from net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Emerging Opportunity Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2022

* Print the name and title of each signing officer under his or her signature.